Summary Prospectus	January 28, 2020
RiverPark Floating Rate CMBS Fund Retail Class Shares (Ticker Symbol: RCRFX) Institutional Class Shares (Ticker Symbol: RCRIX)

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at http://www.riverparkfunds.com/resources. You may also obtain this information at no cost by calling 1-888-564-4517 or by sending an e-mail request to riverparkfunds@seic.com. The Fund’s prospectus and statement of additional information, both dated January 28, 2020, are incorporated by reference into this Summary Prospectus.

Investment Objective

RiverPark Floating Rate CMBS Fund (“RiverPark CMBS” or the “Fund”) seeks to generate current income and capital appreciation consistent with the preservation of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund does not charge any fees paid directly from your investment (including those commonly described as Load or Sales Charges). You may, however, be required to pay commissions and/or other forms of compensation to a broker for transactions in Institutional Class Shares or Retail Class Shares, which are not reflected in the tables or the examples below. Shares of the Fund are available in other share classes that have different fees and expenses.

Shareholder Fees (fees paid directly from your investment)	Retail	Institutional
Maximum Sales Charge (Load) Imposed on Purchases	None	None
Maximum Deferred Sales Charge (Load)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee	None	None
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Retail	Institutional
Management Fees	0.65%	0.65%
Distribution and Service (12b-1) Fees	None	None
Shareholder Servicing Fees[1]	0.25%	None
Administrative Fees[1]	0.15%	0.09%
Other Expenses[2]	0.15%	0.14%
Total Annual Fund Operating Expenses	1.20%	0.88%
Fee Waiver and/or Expense Reimbursement Plus Management Fees Subject to Recovery[3]	—	-0.03%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.20%	0.85%

1	Based on current estimated asset levels for the Retail Class Shares and Institutional Class Shares.

2	Other Expenses, which include administration, transfer agency and custodian fees, are based on current estimated asset levels for the Retail Class Shares and Institutional Class Shares.

3

The Adviser has agreed contractually to waive its fees and to reimburse expenses of the Fund, including expenses associated with the Fund’s shareholder services plan and administrative services plan, to the extent necessary to ensure that operating expenses (excluding acquired fund fees and expenses and extraordinary expenses) do not exceed, on an annual basis, 0.85% for the Institutional

Class Shares and 1.25% for the Retail Class Shares of the Fund’s average net assets. This agreement is in effect until at least January 31, 2021 and, subject to annual approval by the Board of Trustees of RiverPark Funds Trust, this arrangement will remain in effect unless and until the Board of Trustees approves its modification or termination or the Adviser notifies the Fund at least 30 days’ prior to the annual approval of its determination not to continue the agreement. This agreement may be terminated with 90 days’ notice by a majority of the independent members of the Board or a majority of the Fund’s outstanding shares.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Retail	$ 122	$ 381	$ 660	$ 1,455
Institutional	$ 87	$ 278	$ 485	$ 1,082

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended September 30, 2019, the Fund’s portfolio turnover rate was 87% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to generate current income and capital appreciation consistent with the preservation of capital by investing in commercial mortgage backed securities (“CMBS”), predominately in the United States. CMBS are debt instruments that are secured, directly or indirectly, by commercial real estate (“CRE”) assets and include bank loans secured by CRE assets (“Bank Loans”), certificated CRE mezzanine loans (“Mezzanine Loans”) and CRE collateralized debt and loan obligations (“CLOs”).

Under normal circumstances, the Fund may invest up to 100% of its assets in fixed income securities of which no less than 80% of its net assets (plus the amount of any borrowings for investment purposes) will be invested in floating rate CMBS. Floating rate CMBS will typically have coupons that reset monthly to the London Inter-Bank Offered Rate (“LIBOR”). There is no limitation on the maturity of fixed income securities in which the Fund invests.

The Fund will primarily make investments in assets that, at the time of purchase by the Fund, are current with respect to payments of interest and principal in accordance with their underlying documents (referred to herein as “performing”) and which the Adviser believes, if held to maturity, have a limited risk of loss of principal. The CMBS acquired by the Fund will typically be protected by subordinate layers of debt and equity credit support. Typically, the portfolio will have a weighted average exposure, including all debt that is senior and at the same level, of approximately 50% of the underlying real estate value (a 50% loan-to-value ratio or “LTV”). For example, if the total of senior and same level debt is $50 million and the underlying real estate is valued at $100 million, then that security would have a 50% LTV.

The Fund seeks to generate its returns primarily from its investments’ monthly cash distributions and secondarily through opportunistic trading. The CMBS investments will generally have between two and five years of remaining loan term (though individual securities may have maturities as long as ten years and as short as one year or less). All securities are currently expected to be U.S. dollar-denominated although they may be issued by a foreign corporation or entity or a U.S. affiliate of a foreign corporation or entity. The Fund may invest without limitation in securities and instruments of foreign issuers of CMBS where the properties underlying the securities are located in the United States or its territories, or the Fund may also invest in a limited amount (but no more than 10% of its net assets) of CMBS backed by properties located in foreign countries.

The Fund will invest across the debt capital structure from AAA to unrated, with a significant percentage (up to 100%) of investments expected to be below investment grade (commonly referred to as “junk bonds,” which are considered speculative). However, the Adviser does not rely solely on rating agencies to determine the risk associated with an investment; instead, the Adviser’s investment process is a fundamental based “bottom up” focus on CRE credit quality. The Adviser’s investment process is comprised of three interrelated components: analysis of the underlying CRE properties, analysis of the security’s legal structure and yield and ongoing portfolio management focused on trading and risk management.

The Fund intends to be primarily a “buy and hold” investor in CMBS, but will also use its trading skills to buy and sell investments opportunistically, either offensively (to capture additional perceived upside) or defensively (to protect against perceived credit erosion). While the Fund seeks to invest primarily in performing CMBS, it will opportunistically invest in distressed and/or sub-performing CMBS if such investments otherwise satisfy the Adviser’s bottom-up investment approach described above.

If the Adviser is unable to find attractive investment opportunities, consistent with the Fund’s investment objectives, the Fund’s uninvested assets may be held in cash or similar investments, subject to the Fund’s specific investment objective.

Industry Concentration Policy. The Fund intends to concentrate its investments in the commercial real estate industry, which will include CMBS and other securities that are secured by or otherwise have exposure to commercial real estate. This means that the Fund may invest more than 25% of its total assets in CMBS, which will cause the Fund to be more sensitive to adverse economic, business or political developments that affect the commercial real estate industry and CMBS than a fund that invests more broadly.

Principal Risks

The Fund is subject to a number of risks that may affect the value of its shares and cause you to lose money, including:

CMBS Liquidity Risk. Liquidity risk relates to the ability of the Fund to sell its investments in a timely manner at a price approximately equal to its value on the Fund’s books. The Fund’s investments in CMBS are primarily privately issued, restricted securities (see Privately Issued Securities Risk below). These securities do not trade on an exchange and the daily recorded trading volume for these investments is generally lower than for other fixed income securities. As a result, the Fund may be subject to greater exposure to liquidity risk than funds that invest in other fixed income securities.

The Adviser will monitor on a daily basis the liquidity of each of the Fund’s investments. In making its liquidity determination, the Adviser will, among other things, weigh the following criteria:

i.	the frequency of trades and quotes for the security or similar securities;

ii.	the number of dealers willing to purchase or sell the security or similar securities and the number of other potential buyers;

iii.	dealer undertakings to make a market in the security or similar securities;

iv.	and the nature of the security and the nature of the marketplace in which it trades.

Nevertheless, there can be no assurance that the Adviser’s liquidity determinations will be accurate and there may be a limited market for the Fund’s securities. In the event that the Fund desires to sell for investment reasons or is required to sell to meet redemption requests, the Fund may be forced to sell securities at reduced prices or under unfavorable conditions, which would reduce the value of the Fund.

CMBS Risk. The Fund will invest in CMBS. CMBS are not backed by the full faith and credit of the U.S. government and are subject to risk of default on the underlying mortgages. The value of the collateral securing CMBS may decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. As a result, CMBS may not be fully collateralized and may decline significantly in value.

Commercial Real Estate Risk. The CMBS in which the Fund is expected to invest are subject to the risks of the underlying mortgage loans. Commercial mortgage loans are secured by commercial property and are subject to risks of delinquency and foreclosure, and risks of loss. In the event of any default under a mortgage, the Fund will bear a risk of loss of principal to the extent of any deficiency between the value of the collateral and the principal and accrued interest of the commercial mortgage loan.

Credit Risk. The Fund is subject to credit risk. Credit risk refers to the likelihood that an issuer will default in the payment of principal and/or interest on an instrument.

Market Contraction Risk. Stressed conditions in the markets for CMBS and mortgage-related assets as well as the broader financial markets have in the past resulted in a temporary but significant contraction in liquidity for CMBS. To the extent that the market for CMBS suffers such a contraction, securities that were previously considered liquid could become temporarily illiquid, and the Adviser may experience delays or difficulty in selling assets at the prices at which the Fund carries such assets, which may result in a loss to the Fund.

Privately Issued Securities Risk. The Fund intends to invest in privately-issued securities, including those that may be resold only in accordance with Rule 144A or Regulation S under the 1933 Act (“Restricted Securities”). Restricted Securities are not publicly traded and are subject to a variety of restrictions, which limit a purchaser’s ability to acquire or resell such securities. Delay or difficulty in selling such securities may result in a loss to the Fund.

Risks of Investing in Fixed Income Securities. The Fund may invest up to 100% of its assets in fixed income securities. Fixed income securities are subject to credit risk and market risk, including interest rate risk.

Interest Rate Risk. The prices of securities in general and fixed-income securities in particular tend to be sensitive to interest rate fluctuations. Increases in interest rates can result in significant declines in the prices of fixed-income securities. Securities with floating interest rates generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. The negative impact on fixed income securities generally from rate increases, regardless of the cause, could be swift and significant, which could result in losses by the Fund, even if anticipated by the Adviser.

Below Investment Grade (“Junk Bond”) Securities Risks. The Fund may invest up to 100% of its assets in fixed-income instruments that are or are deemed to be the equivalent in terms of quality to securities rated below investment grade by nationally recognized statistical rating organizations and accordingly involve great risk. Such securities, sometimes called junk bonds, are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.

Mezzanine Loan Risk. The terms of a mezzanine loan may restrict transfer of the interests securing such loan (including an involuntary transfer upon foreclosure) or may require the consent of the senior lender or other members or partners of or equity holders in the related real estate company, or may otherwise prohibit a change of control of the related real estate company. These and other limitations on realization on the collateral securing a mezzanine loan or the practical limitations on the availability and effectiveness of such a remedy may affect the likelihood of repayment in the event of a default.

Risk of Investing in Bank Loans. The secondary market for bank loans is a private, unregulated inter-dealer or inter-bank resale market. Bank loans are usually rated below investment grade. The market for bank loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Collateralized Loan Obligation (“CLO”) Risk. CLOs and other similarly structured securities are types of asset-backed securities. The cash flows from the CLO trust are split into two or more portions, called tranches, varying in risk and yield. CLO tranches may experience substantial losses due to defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CLO securities as a class. Normally, CLOs and other similarly structured securities are privately offered and sold, and thus are not registered under the securities laws.

Subordinated CMBS Risk. Subordinated classes of CMBS are generally entitled to receive repayment of principal only after all required principal payments have been made to more senior classes and also have subordinated rights as to receipt of interest distributions. Such subordinated classes are subject to a greater risk of non-payment than are senior classes.

Management Risk. Management risk means that the Adviser’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals.

Non-Diversified Portfolio Risk. The Fund is non-diversified which means that its portfolio will be invested in a relatively small number of securities. As a result, the appreciation or depreciation of any one security held by the Fund will have a greater impact on the Fund’s net asset value than it would if the Fund invested in a larger number of securities.

Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse occurrences affecting the Fund more than the market as a whole, to the extent that the Fund’s investments are concentrated in the securities of a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class.

Foreign Securities Risk. The Fund may invest in foreign securities, including direct investments in securities of foreign issuers and investments in depositary receipts (such as ADRs) that represent indirect interests in securities of foreign issuers. These investments involve certain risks not generally associated with investments in securities of U.S. issuers. Public information available concerning foreign issuers may be more limited than would be with respect to domestic issuers. Different accounting standards may be used by foreign issuers, and foreign trading markets may not be as liquid as U.S. markets. Foreign securities also involve such risks as currency fluctuation risk, delays in transaction settlements, possible imposition of withholding or confiscatory taxes, possible currency transfer restrictions, and the difficulty of enforcing obligations in other countries. With any investment in foreign securities, there exist certain economic, political and social risks, including the risk of adverse political developments, nationalization, confiscation without fair compensation and war.

Illiquid Securities Risk. The Fund may invest in, but will invest no more than 15% of its net assets in, illiquid securities. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Adviser or at prices approximating the value at which the Fund is carrying such securities.

No FDIC Guarantee Risk. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

See “Description of Principal Risks” beginning on page 45 for a discussion of each of these risks.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. Comparison of Fund performance to an appropriate index indicates how the Fund’s average annual returns compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is no guarantee of future results.

The performance for periods prior to September 30, 2016 shown below is for the Fund’s predecessor private fund, GSREA CMBS Credit Opportunities, LLC, a Delaware limited liability company. The predecessor private fund commenced operations on June 1, 2010. The predecessor private fund was reorganized into an interval fund (the “Interval Fund”) as of September 30, 2016, and the Interval Fund commenced operations on October 3, 2016. The reorganization of the predecessor private fund into the Interval Fund was for purposes entirely unrelated to the establishment of a performance record. The Interval Fund was further reorganized into the Fund as of November 12, 2018.

Since inception, the Fund, the Interval Fund and the predecessor private fund were all managed by the same portfolio manager and in a manner that is in all material respects equivalent, including investment policies, objectives and guidelines. The following information shows the predecessor private fund’s annual returns reflecting the actual fees and expenses that were charged by the predecessor private fund, including a base fee that varied between 1% and 1.25% and a performance fee that varied between 10% and 12.5%. The Fund does not charge a performance fee. If the predecessor private fund had been charged the same fees and expenses as the Fund (which are lower), the annual returns for the predecessor private fund would have been higher. The limited partners of the predecessor fund were subject to calls on capital commitments and had lock-up periods with penalties for early withdrawals. The Interval Fund had limitations on quarterly redemptions but those features were different from the predecessor private fund. The Fund is open to daily redemptions without limitation and with no lock-up periods.

The predecessor private fund was not subject to certain investment restrictions, diversification requirements and other restrictions of the Investment Company Act of 1940 (the “1940 Act”) or the Internal Revenue Code of 1986 (the “Code”), which if they had been applicable, might have adversely affected its performance.

The Fund’s performance information is available by calling 888-564-4517 or by visiting the Fund’s website at www.riverparkfunds.com.

Calendar Year Total Returns
(as of December 31)
RiverPark Floating Rate CMBS Fund (RCRIX)1

1	Prior to September 30, 2016, the Fund was a private fund.

During the period of time shown in the bar chart, the highest quarterly return was 6.52% for the quarter ended March 31, 2012 and the lowest quarterly return was -1.16% for the quarter ended March 31, 2016.

The performance table below shows how the Fund’s average annual return for the calendar year, the five years ended December 31, 2019 (which include returns for the predecessor private fund and the Interval Fund) and since inception of the Fund’s predecessor private fund (May 31, 2010) compared to that of the Fund’s benchmarks (Bloomberg Barclays U.S. Investment-Grade CMBS Index and Bloomberg Barclays U.S. Aggregate Bond Index):

Average Annual Total Returns	1 Year	5 Years	Since Inception (5/31/2010)
Institutional Class Shares (RCRIX)
Return Before Taxes	4.45%	3.44%	5.98%
Return After-Tax on Distributions*	3.17%	N/A**	N/A**
Return After-Tax on Distributions and Sale of Fund Shares*	2.79%	N/A**	N/A**
Retail Class Shares (RCRFX)
Return Before Taxes	4.12%	3.25%	5.88%
Bloomberg Barclays U.S. Investment-Grade CMBS Index (reflects no deduction for fees, expenses or taxes)	8.27%	3.41%	4.96%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	8.72%	3.05%	3.52%

*

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns are for Institutional Class Shares only. The after-tax returns for Retail Class Shares will vary. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

**

Prior to September 30, 2016, the predecessor fund was treated as a partnership with taxable profits allocated to its partners, did not qualify as a regulated investment company for federal income tax purposes and did not pay dividends and distributions. As a result of the different tax treatment, after-tax returns for the predecessor fund prior to reorganization as an Interval Fund are not shown above.

The Fund’s Retail Class Shares were launched on November 12, 2018. The performance data quoted for the Retail Class for periods prior to November 12, 2018 but after September 30, 2016 is that of the Institutional Class of the Interval Fund, adjusted to reflect the higher expense ratio applicable to the Retail Class. The performance data quoted for the Retail Class prior to September 30, 2016 is that of the predecessor private fund. If the annual returns for the predecessor private fund were charged the same fees and expenses as the Fund’s Retail Class (which are lower than the predecessor private fund), the annual returns for the predecessor private fund would have been higher.

Updated performance information is available by calling the Fund, toll free, at 888-564-4517, or by visiting the Fund’s website at www.riverparkfunds.com.

Management

Investment Adviser

RiverPark Advisors, LLC serves as the Fund’s investment adviser.

Portfolio Manager

Edward L. Shugrue III is the portfolio manager of the Fund and is primarily responsible for the investment decisions of the Fund and has been since inception. Mr. Shugrue joined the Adviser in 2018.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange Fund shares on any business day by written request by mail (RiverPark Funds, P.O. Box 219008, Kansas City, MO 64121-9008), by wire transfer, by telephone at 888-564-4517, or through a financial intermediary. The minimum initial investment in the Retail Class Shares is $1,000. The minimum initial investment in the Institutional Class Shares is $50,000. There is no minimum for subsequent investments. Transactions received, in good order, before the close of trading on the NYSE (usually 4:00 p.m. Eastern Time) will receive the net asset value on that day. Requests received after the close of trading will be processed on the next business day and will receive the next day’s calculated net asset value.

Tax Information

The Fund’s distributions will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Please see also, “ADDITIONAL TAX INFORMATION,” in the Prospectus, for additional information regarding the taxation of the Fund.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your financial planner or visit your financial intermediary’s website for more information.

RPF-SM-011-0300